UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2006

Website Pros, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12735 Gran Bay Parkway West, Building 200, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2006, Website Pros, Inc. (“Website Pros” or the “Buyer”) acquired substantially all of the assets and select liabilities of Renex, Inc., a private Nova Scotia company (the “Company”) pursuant to the terms of a definitive Asset Purchase Agreement, by and among the Buyer, Website Pros Canada Inc., an Ontario corporation and a wholly owned subsidiary of the Company (“Buyer Subsidiary”) and the Company, entered into on September 30, 2006 (the “Asset Purchase Agreement”).

Pursuant to the terms of the Asset Purchase Agreement, Website Pros acquired substantially all of the assets and select liabilities of the Company in exchange for cash consideration of $7,000,000 and the agreement to issue 138,748 shares of Website Pros Common Stock on each of September 30, 2007 and September 30, 2008. In addition, if certain requirements are met during the one year following September 30, 2006, then Website Pros will pay up to an additional $1,000,000.

The summary of the Asset Purchase Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Asset Purchase Agreement attached hereto as Exhibit 2.2.

Item 3.02	Unregistered Sales of Equity Securities.

Under the Asset Purchase Agreement Website Pros will be obligated to issue 277,496 shares of common stock (see Item 1.01 above). The issuance will be made in reliance on Section 4(2) of the Securities Act of 1933, as amended and was made without general solicitation or advertising. The recipient was a sophisticated investor with access to all relevant information necessary to evaluate the investments, who represented to Website Pros that the shares were being acquired for investment purposes.

Item 8.01	Other Events

On October 2, 2006, Website Pros issued press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the closing of the transactions contemplated by the Asset Purchase Agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

To be filed by amendment not later than 71 calendar days after the date that this current report is required to be filed.

(b)	Pro forma financial information.

To be filed by amendment not later than 71 calendar days after the date that this current report is required to be filed.

(d)	Exhibits.

2.2	Asset Purchase Agreement dated September 30, 2006 by and among Buyer, Buyer Subsidiary, and the Company.

99.1	Press release dated October 2, 2006 issued by Website Pros.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSITE PROS, INC. (Registrant)

Date: October 2, 2006	By:	/s/ Kevin Carney
Kevin Carney, Chief Financial Officer

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INDEX OF EXHIBITS

2.2	Asset Purchase Agreement dated September 30, 2006 by and among Buyer, Buyer Subsidiary, and the Company.

99.1	Press release dated October 2, 2006 issued by Website Pros.

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